UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22472
(Investment Company Act File Number)

RiverNorth Opportunities Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000
Denver, CO 80203
(Address of Principal Executive Offices)

Christopher A. Moore
RiverNorth Opportunities Fund, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
(Name and address of agent for service)

(303) 623-2577
(Registrant’s Telephone Number)

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2019

Item 1.	Reports to Shareholders.

OPPORTUNISTIC INVESTMENT STRATEGIES

RIVERNORTH®

7.31.2019

Annual Report

RIVERNORTH OPPORTUNITIES FUND, INC.

Investment Sub-Adviser:
RiverNorth Capital Management, LLC
325 N. LaSalle Street, Suite 645
Chicago, IL 60654

RN

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website at www.rivernorthcef.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact you financial intermediary to request that you continue to receive paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder repots and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

RiverNorth Opportunities Fund, Inc.	Table of Contents

Performance Overview	2
Statement of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	31
Dividend Reinvestment Plan	32
Directors and Officers	34
Additional Information	40
Portfolio Holdings	40
Proxy Voting	40
Stockholder Meeting Results	40
Unaudited Tax Information	41
Custodian and Transfer Agent	41
Legal Counsel	41
Independent Registered Public Accounting Firm	41
Data Privacy Policies and Procedures	42

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2019 (Unaudited)

INVESTMENT OBJECTIVE

RiverNorth Opportunities Fund, Inc.’s (the “Fund”) investment objective is total return consisting of capital appreciation and current income.

PERFORMANCE OVERVIEW

For the twelve month period ended July 31, 2019, the Fund returned 3.77% on a net asset value (“NAV”) basis and 3.33% on a market price basis. The S&P 500 Total Return Index returned 7.99% during the same period. The Morningstar All Closed-end Fund Index return was 2.70% on a NAV basis and 5.14% on a price basis over the twelve month period.

The Fund benefited from its exposure to municipal bond and high yield bond closed-end funds, as these funds generally had positive NAV returns over the period in addition to narrowing discounts. In addition, several of the Fund’s holdings had corporate actions such as tender offers or rights offerings, which generated positive alpha.

The Fund’s exposure to bank loan closed-end funds detracted from performance relative to the benchmark. While these funds generally had positive performance, they did not keep up with the Fund’s benchmark. Also, the Fund’s hedging through taking short positions in US equity and credit focused exchange-traded funds (“ETFs”) detracted from performance, as both of these sectors posted positive returns over the period.

PERFORMANCE as of July 31, 2019

	CUMULATIVE	AVERAGE ANNUAL
TOTAL RETURNS(1)	6 Months	1 Year	3 Year	Since Inception(2)
RiverNorth Opportunities Fund, Inc. - NAV(3)	5.85%	3.77%	6.57%	9.35%
RiverNorth Opportunities Fund, Inc. - Market Price(4)	8.27%	3.33%	8.89%	8.42%
S&P 500® Total Return Index	11.32%	7.99%	13.36%	12.99%

(1)	Total returns assume reinvestment of all distributions.

(2)	The Fund commenced operations on December 24, 2015.

(3)	Performance returns are net of management fees and other Fund expenses.

(4)	Market price is the value at which the Fund trades on an exchange. This market price can be more or less than its NAV.

Performance data quoted represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling (855) 830-1222 or by visiting www.rivernorthcef.com. Total return measures net investment income and capital gain or loss from portfolio investments. All performance shown assumes reinvestment of dividends and capital gains distributions.

Total annual expense ratio as a percentage of net assets attributable to common shares as of July 31, 2019, is 1.56% (excluding dividend expense and line of credit expense). Including dividend expense and line of credit expense, the expense ratio is 2.17%.

2	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2019 (Unaudited)

The Fund is a closed-end fund and does not continuously issue shares for sale as open-end mutual funds do. The Fund now trades only in the secondary market. Investors wishing to buy or sell shares need to place orders through an intermediary or broker and additional charges or commissions will apply. The share price of a closed-end fund is based on the market’s value.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

S&P 500® Total Return Index – A market value weighted index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. This index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. This index reflects the effects of dividend reinvestment.

Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges.

An investor cannot invest directly in an index.

ALPS Advisors, Inc. is the investment adviser to the Fund.

RiverNorth Capital Management, LLC is the investment sub-adviser to the Fund. RiverNorth Capital Management, LLC is not affiliated with ALPS Advisors, Inc. or any of its affiliates.

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Annual Report | July 31, 2019	3

RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2019 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at the closing market price (NYSE: RIV) of $19.40 on December 24, 2015, and tracking its progress through July 31, 2019.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

ASSET ALLOCATION as of July 31, 2019^

^	Holdings are subject to change.

*	Represents securities sold short.

Percentages are based on total net assets of the Fund.

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RiverNorth Opportunities Fund, Inc.	Performance Overview

July 31, 2019 (Unaudited)

TOP TEN HOLDINGS* as of July 31, 2019

% of Net Assets**
PGIM Global High Yield Fund, Inc.	4.92%
Voya Prime Rate Trust	4.23%
Eaton Vance Limited Duration Income Fund	4.02%
Invesco Senior Income Trust	3.98%
Barings BDC, Inc.	3.98%
Invesco Dynamic Credit Opportunities Fund	3.93%
Highland Income Fund	3.63%
BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	3.00%
Aberdeen Total Dynamic Dividend Fund	2.91%
Templeton Global Income Fund	2.51%
37.11%

*	Holdings are subject to change and exclude cash equivalents. Only long positions are listed.

**	Percentages are based on total net assets, including securities sold short.

Annual Report | July 31, 2019	5

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2019

Description	Shares	Value (Note 2)
CLOSED-END FUNDS - COMMON SHARES (72.10%)
Aberdeen Emerging Markets Equity Income Fund, Inc.	169,743	$1,235,729
Aberdeen Total Dynamic Dividend Fund	434,208	3,629,979
Advent Convertible and Income	15,639	234,741
AllianzGI Convertible & Income 2024 Target Term Fund	181,580	1,681,431
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	245,284	3,075,861
BlackRock California Municipal Income Trust	20,079	271,066
BlackRock Debt Strategies Fund, Inc.	41,815	458,711
BlackRock New York Municipal Income Quality Trust	55,912	753,135
BlackRock Resources & Commodities Strategy Trust	99,946	788,574
BrandywineGLOBAL - Global Income Opportunities Fund, Inc.	312,819	3,741,315
Clough Global Dividend and Income Fund	3	32
Clough Global Equity Fund	3	37
Clough Global Opportunities Fund(a)	273,529	2,584,849
Cornerstone Strategic Value Fund, Inc.	252,370	3,013,298
Cornerstone Total Return Fund, Inc.	80,230	937,889
The Cushing Renaissance Fund	10,030	141,624
Delaware Enhanced Global Dividend & Income Fund	201,112	1,986,987
Eagle Growth & Income Opportunities Fund	58,251	917,453
Eaton Vance Limited Duration Income Fund	397,500	5,008,500
Eaton Vance Tax-Managed Buy-Write Strategy Fund	64,390	625,871
Franklin Limited Duration Income Trust	61,888	595,981
GDL Fund	3,459	32,411
Highland Global Allocation Fund/CEF	35,902	388,819
Highland Income Fund(a)	334,412	4,524,594
India Fund, Inc.	31,757	651,971
Invesco Dynamic Credit Opportunities Fund	440,455	4,902,264
Invesco High Income Trust II	186,530	2,702,820
Invesco Municipal Opportunity Trust	42,188	537,897
Invesco Senior Income Trust(a)	1,170,787	4,964,137
Kayne Anderson MLP/Midstream Investment Co.	119,953	1,819,687
Lazard World Dividend & Income Fund, Inc.	87,760	877,161
Morgan Stanley Emerging Markets Debt Fund, Inc.	113,155	1,071,578
Neuberger Berman California Municipal Fund, Inc.	37,425	513,097
Neuberger Berman High Yield Strategies Fund, Inc.	236,428	2,782,758
Neuberger Berman New York Municipal Fund, Inc.	17,714	219,122
NexPoint Credit Strategies Fund	22,129	409,829
Nuveen Credit Strategies Income Fund	323,764	2,486,507
Nuveen Emerging Markets Debt 2022 Target Term Fund	12,886	117,520
Nuveen Georgia Quality Municipal Income Fund	55,470	689,492
Nuveen Intermediate Duration Quality Municipal Term Fund	55,066	745,043
Nuveen Mortgage Opportunity Term Fund	101,677	2,350,772
Nuveen Mortgage Opportunity Term Fund 2(a)	66,568	1,493,786
PGIM Global High Yield Fund, Inc.(a)	422,236	6,130,867
PGIM High Yield Bond Fund, Inc.	148,151	2,171,894
Royce Micro-Cap Trust, Inc.	78,861	650,603

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2019

Description	Shares	Value (Note 2)
Source Capital, Inc.	12,211	$449,975
Special Opportunities Fund, Inc.	64,876	910,210
Templeton Global Income Fund	482,697	3,127,877
Tortoise MLP Fund, Inc.	136,707	1,814,102
Virtus Total Return Fund, Inc.	11,024	117,957
Voya Prime Rate Trust	1,098,194	5,271,331
Western Asset Corporate Loan Fund, Inc.	144,503	1,398,789
Western Asset Global High Income Fund, Inc.	188,624	1,871,150

TOTAL CLOSED-END FUNDS - COMMON SHARES
(Cost $88,575,035)		89,879,083

BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES (5.42%)
Barings BDC, Inc.(a)	501,892	4,953,674
Garrison Capital, Inc.	180,062	1,273,038
OHA Investment Corp.	512,291	527,660

TOTAL BUSINESS DEVELOPMENT COMPANIES - COMMON SHARES
(Cost $7,970,856)		6,754,372

BUSINESS DEVELOPMENT COMPANY NOTES - PREFERRED SHARES (4.63%)
Capital Southwest Corp., 5.95%, 12/15/2022	24,725	645,322
OFS Capital Corp., 6.50%, 10/31/2025	2,622	66,809
Oxford Square Capital Corp., 6.50%, 3/30/2024	77,272	1,988,209
Portman Ridge Finance Corp., 6.13%, 9/30/2022	8,989	227,871
Stellus Capital Investment Corp., 5.75%, 9/15/2022	12,767	325,559
THL Credit, Inc., 6.75%, 12/30/2022	39,243	997,949
THL Credit, Inc., 6.13%, 10/30/2023	45,335	1,171,456
TriplePoint Venture Growth BDC Corp., 5.75%, 7/15/2022	13,316	343,819

TOTAL BUSINESS DEVELOPMENT COMPANY NOTES - PREFERRED SHARES
(Cost $5,609,857)		5,766,994

SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES (13.34%)
8i Enterprises Acquisition Corp.(b)	23,872	236,930
Act II Global Acquisition Corp.(b)	13,143	133,533
Agba Acquisition, Ltd.(b)	30,883	310,374
Alberton Acquisition Corp.(b)	22,730	236,392
Allegro Merger Corp.(b)	24,649	248,462
Andina Acquisition Corp. III(b)	29,708	308,963
B Riley Principal Merger Corp.(b)	21,819	218,954
Big Rock Partners Acquisition Corp.(b)	35,482	372,206
Black Ridge Acquisition Corp.(b)	24,390	251,217
Boxwood Merger Corp.(b)	47,428	488,271
ChaSerg Technology Acquisition Corp.(b)	16,106	170,079
Churchill Capital Corp. II(b)	56,978	592,001
Crescent Acquisition Corp.(b)	39,846	403,640
DD3 Acquisition Corp.(b)	48,831	501,494

See Notes to Financial Statements.

Annual Report | July 31, 2019	7

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2019

Description	Shares	Value (Note 2)
Edtechx Holdings Acquisition Corp.(b)	16,106	$163,879
Far Point Acquisition Corp., Class A(b)	5,103	52,433
Fellazo, Inc.(b)	23,580	235,093
FinTech Acquisition Corp. III(b)	35,478	378,905
GigCapital2, Inc.(b)	23,193	233,090
Graf Industrial Corp.(b)	47,967	498,377
Greenland Acquisition Corp.(b)	23,749	242,240
GX Acquisition Corp.(b)	21,598	217,060
Haymaker Acquisition Corp. II(b)	15,939	164,650
Health Sciences Acquisitions Corp.(b)	13,788	148,497
Hennessy Capital Acquisition Corp. IV(b)	44,040	462,860
HL Acquisitions Corp.(b)	30,748	311,785
Insurance Acquisition Corp.(b)	6,376	66,215
Legacy Acquisition Corp., Class A(b)	29,594	300,083
Leisure Acquisition Corp.(b)	56,828	579,646
LF Capital Acquisition Corp., Class A(b)	33,437	340,221
Longevity Acquisition Corp.(b)	24,043	247,643
Megalith Financial Acquisition Corp.(b)	35,972	372,310
Monocle Acquisition Corp.(b)	7,363	75,618
Netfin Acquisition Corp.(b)	25,065	251,151
Pivotal Acquisition Corp.(b)	9,896	100,543
Pivotal Investment Corp. II(b)	11,579	117,179
Proficient Alpha Acquisition Corp.(b)	34,883	353,016
Pure Acquisition Corp.(b)	42,171	429,301
Replay Acquisition Corp.(b)	21,524	216,424
SC Health Corp.(b)	5,789	59,337
Schultze Special Purpose Acquisition Corp.(b)	30,224	308,587
South Mountain Merger Corp.(b)	30,930	313,630
Tenzing Acquisition Corp.(b)	29,977	312,960
TKK Symphony Acquisition Corp.(b)	72,356	743,820
Tottenham Acquisition I, Ltd.(b)	24,729	253,349
Trident Acquisitions Corp.(b)	50,476	523,689
Trine Acquisition Corp.(b)	30,246	305,938
Trinity Merger Corp., Class A(b)	20,397	211,313
Tuscan Holdings Corp.(b)	43,548	465,964
Tuscan Holdings Corp. II(b)	92,638	931,012
Twelve Seas Investment Co.(b)	45,379	462,412
VectoIQ Acquisition Corp.(b)	47,906	486,965
Wealthbridge Acquisition, Ltd.(b)	22,108	224,838

TOTAL SPECIAL PURPOSE ACQUISITION COMPANIES - COMMON SHARES
(Cost $15,938,846)		16,634,549

RIGHTS (0.07%)
8i Enterprises Acquisition Corp., Strike Price $11.50, Expires 12/31/2049(b)	23,872	9,334

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Statement of Investments

  July 31, 2019

Description	Shares	Value (Note 2)
Allegro Merger Corp., Strike Price $11.50, Expires 01/07/2025(b)	24,649	$5,553
Big Rock Partners Acquisition Corp., Strike Price $11.50, Expires 12/31/2049(b)	35,482	6,387
Black Ridge Acquisition Corp., Strike Price $11.50, Expires 10/25/2022(b)	12,194	4,256
Clough Global Dividend and Income Fund, Strike Price $11.50, Expires 08/26/2019(b)	3	–
Clough Global Equity Fund, Strike Price $11.50, Expires 08/26/2019(b)	3	–
Constellation Alpha Capital Co., Strike Price $11.50, Expires 03/23/2024(b)	15,886	3,424
Greenland Acquisition Corp., Strike Price $11.50, Expires 07/27/2023(b)	23,749	9,025
HL Acquisitions Corp., Strike Price $11.50, Expires 07/19/2023(b)	30,748	7,719
KBL Merger Corp. IV, Strike Price $5.75, Expires 07/01/2023(b)	20,375	5,688
Modern Media Acquisition Corp., Strike Price $11.50, Expires 06/07/2022(b)	20,850	5,212
Pensare Acquisition Corp., Strike Price $11.50, Expires 08/08/2022(b)	38,862	9,716
Tottenham Acquisition I, Ltd., Strike Price $11.50, Expires 12/31/2049(b)	24,729	6,685
Twelve Seas Investment Co., Strike Price $11.50, Expires 07/14/2023(b)	45,379	13,260

TOTAL RIGHTS
(Cost $122,043)		86,259

WARRANTS (0.25%)
8i Enterprises Acquisition Corp., Strike Price $11.50, Expires 10/01/2025(b)	23,872	6,457
Allegro Merger Corp., Strike Price $11.50, Expires 01/07/2025(b)	24,649	7,146
Big Rock Partners Acquisition Corp., Strike Price $11.50, Expires 12/01/2022(b)	17,741	2,972
Black Ridge Acquisition Corp., Strike Price $11.50, Expires 10/25/2022(b)	32,819	9,846
Clarivate Analytics PLC, Strike Price $11.50, Expires 10/30/2023(b)	5,993	32,961
Constellation Alpha Capital Co., Strike Price $11.50, Expires 03/23/2024(b)	15,886	1,057
Far Point Acquisition Corp., Strike Price $11.50, Expires 06/03/2025(b)	1,701	2,381
Greenland Acquisition Corp., Strike Price $11.50, Expires 07/27/2023(b)	23,749	1,512

See Notes to Financial Statements.

Annual Report | July 31, 2019	9

RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2019

Description	Shares	Value (Note 2)
HL Acquisitions Corp., Strike Price $11.50, Expires 07/19/2023(b)	30,748	$7,867
KBL Merger Corp. IV, Strike Price $5.75, Expires 07/01/2023(b)	20,375	2,941
Legacy Acquisition Corp., Strike Price $5.75, Expires 12/01/2022(b)	29,594	8,286
Leisure Acquisition Corp., Strike Price $11.50, Expires 12/28/2022(b)	28,414	21,200
LF Capital Acquisition Corp., Strike Price $11.50, Expires 06/28/2023(b)	33,437	10,703
Modern Media Acquisition Corp., Strike Price $11.50, Expires 06/07/2022(b)	10,425	2,085
National Energy Services Reunited Corp., Strike Price $5.75, Expires 06/06/2022(b)	11,252	8,664
NRC Group Holdings Corp., Strike Price $11.50, Expires 06/15/2024(b)	11,697	24,096
OneSpaWorld Holdings, Ltd., Strike Price $11.50, Expires 03/19/2024(b)	5,461	26,759
Pensare Acquisition Corp., Strike Price $11.50, Expires 08/08/2022(b)	19,431	4,661
Pivotal Acquisition Corp., Strike Price $11.50, Expires 12/01/2025(b)	9,896	12,172
Pure Acquisition Corp., Strike Price $11.50, Expires 04/17/2023(b)	21,085	23,404
Ranpak Holdings Corp., Strike Price $11.50, Expires 06/03/2024(b)	20,889	17,756
Repay Holdings Corp., Strike Price $11.50, Expires 07/11/2024(b)	50,206	30,927
Tottenham Acquisition I, Ltd., Strike Price $11.50, Expires 06/06/2025(b)	24,729	1,390
Trident Acquisitions Corp., Strike Price $11.50, Expires 06/14/2021(b)	50,476	11,360
Trinity Merger Corp., Strike Price $11.50, Expires 06/01/2023(b)	20,397	6,323
Twelve Seas Investment Co., Strike Price $11.50, Expires 07/14/2023(b)	45,379	8,917
VectoIQ Acquisition Corp., Strike Price $11.50, Expires 06/12/2023(b)	47,906	21,079

TOTAL WARRANTS
(Cost $303,909)		314,922

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Statement of Investments

July 31, 2019

Description	7-Day Yield	Shares	Value
SHORT-TERM INVESTMENTS (4.04%)
State Street Institutional Treasury Money Market Fund	2.091%	5,040,752	$5,040,752

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,040,752)			5,040,752

TOTAL INVESTMENTS (99.85%)
(Cost $123,561,298)			$124,476,931

Other Assets In Excess Of Liabilities (0.15%)(c)			187,314
NET ASSETS (100.00%)			$124,664,245

SCHEDULE OF SECURITIES SOLD SHORT
Description	Shares	Value
EXCHANGE TRADED FUNDS - COMMON SHARES (-10.94%)
PowerShares Senior Loan Portfolio	(271,147)	$(6,187,574)
SPDR® Barclays Short Term High Yield Bond ETF	(114,385)	(3,105,553)
SPDR® Bloomberg Barclays High Yield Bond ETF	(40,000)	(4,343,600)

TOTAL EXCHANGE TRADED FUNDS - COMMON SHARES		(13,636,727)

TOTAL SECURITIES SOLD SHORT
(Proceeds $13,554,564)		$(13,636,727)

(a)	All or a portion of the security is pledged as collateral for securities sold short. As of July 31, 2019, the aggregate market value of those securities was $9,751,517 representing 7.82% of net assets.
(b)	Non-income producing security.
(c)	Includes cash, in the amount of $13,742,559 which is being held as collateral for securities sold short.

See Notes to Financial Statements.

Annual Report | July 31, 2019	11

RiverNorth Opportunities Fund, Inc.

Statement of Assets and Liabilities	July 31, 2019

ASSETS:
Investments, at value	$124,476,931
Cash	47,519
Deposit with broker for securities sold short	13,742,559
Receivable for investments sold	680,711
Receivable for reinvested fund shares	71,666
Interest receivable	21,278
Dividends receivable	184,223
Deferred offering costs (Note 6)	213,586
Prepaid and other assets	20,512
Total Assets	139,458,985

LIABILITIES:
Securities sold short (Proceeds $13,554,564)	13,636,727
Payable for investments purchased	863,149
Payable for borrowing	3,333
Payable to adviser	106,217
Payable to administrator	38,626
Accrued offering costs (Note 6)	15,981
Payable to transfer agent	4,083
Payable for director fees	37,585
Payable for custodian fees	7,255
Payable for professional fees	65,460
Payable for printing fees	13,376
Other payables	2,948
Total Liabilities	14,794,740
Net Assets	$124,664,245

NET ASSETS CONSIST OF:
Paid-in capital	$125,270,821
Total distributable earnings/(accumulated deficit)	(606,576)
Net Assets	$124,664,245

PRICING OF SHARES:
Net Assets	$124,664,245
Shares of common stock outstanding (37,500,000 of shares authorized, at $0.0001 par value per share)	7,167,356
Net asset value per share	$17.39

Cost of Investments	$123,561,298

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.	Statement of Operations

For the Year Ended July 31, 2019

INVESTMENT INCOME:
Interest	$70,146
Dividends	6,131,483
Total Investment Income	6,201,629

EXPENSES:
Investment advisory fees	1,223,507
Administration fees	203,698
Transfer agent fees	25,197
Dividend and interest expense - short sales	570,117
Interest expense on loan	121,909
Commitment fee on loan	29,215
Audit and tax fees	24,000
Legal fees	98,758
Custodian fees	29,257
Director fees	131,116
Printing fees	33,030
Insurance fees	24,799
Other expenses	38,856
Total Expenses	2,553,459
Net Investment Income	3,648,170

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	1,066,740
Securities sold short	108,779
Long-term capital gains from other investment companies	903,836
Net realized gain	2,079,355
Net change in unrealized appreciation/depreciation on:
Investments	1,296,130
Securities sold short	(114,692)
Net change in unrealized appreciation/depreciation	1,181,438
Net Realized and Unrealized Gain on Investments	3,260,793
Net Increase in Net Assets Resulting from Operations	$6,908,963

See Notes to Financial Statements.

Annual Report | July 31, 2019	13

RiverNorth Opportunities Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended July 31, 2019	For the Period Ended July 31, 2018(a)		For the Year Ended October 31, 2017
OPERATIONS:
Net investment income	$3,648,170	$2,328,406		$1,559,621
Net realized gain	1,175,519	2,494,712		7,981,591
Long-term capital gains from other investment companies	903,836	510,008		856,146
Net change in unrealized appreciation/depreciation	1,181,438	(1,133,039)		(411,959)
Net increase in net assets resulting from operations	6,908,963	4,200,087		9,985,399

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(6,910,189)	(9,630,899	)(b)	(7,097,317	)(c)
From tax return of capital	(7,993,528)	(426,607)		–
Net decrease in net assets from distributions to shareholders	(14,903,717)	(10,057,506)		(7,097,317)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs	30,737,892	30,359,843		–
Dividend Reinvestment	296,814	194,875		3,094
Net increase in net assets from capital share transactions	31,034,706	30,554,718		3,094

Net Increase in Net Assets	23,039,952	24,697,299		2,891,176

NET ASSETS:
Beginning of period	101,624,293	76,926,994		74,035,818
End of period	$124,664,245	$101,624,293	(d)	$76,926,994	(e)

OTHER INFORMATION:
Share Transactions:
Shares outstanding - beginning of period	5,330,225	3,755,304		3,755,155
Shares issued in connection with public offering	1,820,311	1,564,710		–
Shares issued as reinvestment of dividends	16,820	10,211		149
Shares outstanding - end of period	7,167,356	5,330,225		3,755,304

(a)	Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.
(b)	For the prior period ended July 31, 2018, Total Distributions from distributable earnings consisted of Net Investment Income $2,483,811, and Net Realized Gains $7,147,088.

See Notes to Financial Statements.

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RiverNorth Opportunities Fund, Inc.

Statements of Changes in Net Assets

(c)	For the prior year ended October 31, 2017, Total Distributions from distributable earnings consisted of Net Investment Income $2,004,560, and Net Realized Gains $5,092,757.
(d)	For the period ended July 31, 2018, net assets included accumulated undistributed net investment loss of $130,680.
(e)	For the year ended October 31, 2017, net assets included accumulated undistributed net investment loss of $45,864.

See Notes to Financial Statements.

Annual Report | July 31, 2019	15

RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended July 31, 2019		For the Period Ended July 31, 2018(a)		For the Year Ended October 31, 2017	For the Period December 24, 2015 (Commencement of Operations) to October 31, 2016
Net asset value - beginning of period	$19.07		$20.48		$19.72	$19.40
Income/(loss) from investment operations:
Net investment income(b)	0.55		0.44		0.42	0.68
Net realized and unrealized gain	0.29		0.40		2.23	1.86
Total income from investment operations	0.84		0.84		2.65	2.54
Less distributions to shareholders:
From net investment income	(0.63)		(0.47)		(0.53)	(1.73)
From net realized gains	(0.41)		(1.34)		(1.36)	(0.45)
From tax return of capital	(1.20)		(0.08)		–	–
Total distributions	(2.24)		(1.89)		(1.89)	(2.18)
Capital share transactions:
Dilutive effect of rights offering	(0.26	)(c)	(0.32	)(d)	–	–
Common share offering costs charged to paid-in capital	(0.02)		(0.04)		–	(0.04)
Total capital share transactions	(0.28)		(0.36)		–	(0.04)
Net increase/(decrease) in net asset value	(1.68)		(1.41)		0.76	0.32
Net asset value - end of period	$17.39		$19.07		$20.48	$19.72
Market price - end of period	$17.38		$19.14		$20.50	$19.65
Total Return(e)	3.77%		2.56%		14.11%	13.67%
Total Return - Market Price(e)	3.33%		2.84%		14.63%	9.87%

See Notes to Financial Statements.

16	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Financial Highlights

For a share outstanding throughout the periods presented.

	For the Year Ended July 31, 2019	For the Period Ended July 31, 2018(a)		For the Year Ended October 31, 2017	For the Period December 24, 2015 (Commencement of Operations) to October 31, 2016
Supplemental Data:
Net assets, end of period (in thousands)	$124,664	$101,624		$76,927	$74,036
Ratios to Average Net Assets (including dividend expense and line of credit expense)
Total expenses	2.17%	2.07	%(f)	2.21%	1.69	%(f)
Net investment income	3.11%	3.03	%(f)	2.03%	4.03	%(f)
Ratios to Average Net Assets (excluding dividend expense and line of credit expense)
Total expenses	1.56%	1.72	%(f)	1.75%	N/A
Net investment income	3.72%	2.68	%(f)	1.57%	N/A
Portfolio turnover rate	76%	74	%(g)	162%	113	%(g)

(a)	Effective July 16, 2018, the Board approved changing the fiscal year-end of the Fund from October 31 to July 31.

(b)	Calculated using average shares throughout the period.

(c)	Represents the impact of the Fund’s rights offering of 1,790,000 common shares in November 2018 at a subscription price per share based on a formula. For more details please refer to Note 6 of the Notes to Financial Statements.

(d)	Represents the impact of the Fund’s rights offering of 1,564,710 common shares in November 2017 at a subscription price per share based on a formula. For more details please refer to Note 6 of the Notes to Financial Statements.

(e)	Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. For purposes of this calculation, dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Periods less than one year are not annualized.

(f)	Annualized.

(g)	Not annualized.

See Notes to Financial Statements.

Annual Report | July 31, 2019	17

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

1.	ORGANIZATION

RiverNorth Opportunities Fund, Inc. (the “Fund”) is a Maryland corporation registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Effective July 16, 2018, the Fund’s Board of Directors (the “Board”) approved changing the fiscal year-end of the Fund from October 31 to July 31.

The Fund’s investment objective is total return consisting of capital appreciation and current income. The Fund seeks to achieve its investment objective by pursuing a tactical asset allocation strategy and opportunistically investing under normal circumstances in closed-end funds and exchange-traded funds (“ETFs” and collectively, “Underlying Funds”) with a focus on risk-adjusted returns. Underlying Funds also may include business development companies (“BDCs”) and special purpose acquisition companies (“SPACs”). All Underlying Funds are registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund incurs higher and additional expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry, the Fund would be vulnerable to factors affecting that industry and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate. In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

The Fund may be converted to an open-end investment company at any time if approved by two-thirds of the entire Board and at least two-thirds of the Fund’s total outstanding shares. If the Fund converted to an open-end investment company, it would be required to redeem all preferred stock of the Fund then outstanding (requiring in turn that it liquidate a portion of its investment portfolio). Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. The Board may at any time (but is not required to) propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

The Fund’s Articles of Amendment and Restatement (“Charter”) provides that, during calendar year 2021, the Fund will call a shareholder meeting for the purpose of voting to determine whether the Fund should convert to an open-end management investment company (such meeting date, as may be adjourned, the “Conversion Vote Date”). Such shareholder meeting may be adjourned or postponed in accordance with the By-Laws of the Fund to a date in calendar year 2021. A vote on such Conversion Vote Date to convert the Fund to an open-end management investment company under the Declaration requires approval by a majority of the Fund’s total outstanding shares. A majority is defined as greater than 50% of the Fund’s total outstanding shares. If approved by shareholders on the Conversion Vote Date, the Fund will seek to convert to an open-end management investment company within 12 months of such approval. If the requisite number of votes to convert the Fund to an open-end management investment company is not obtained on the Conversion Vote Date, the Fund will continue in operation as a closed-end management investment company.

Under normal circumstances, the Fund intends to maintain long positions in Underlying Funds, but may engage in short sales for investment purposes. When the Fund engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund may benefit from a short position when the shorted security decreases in value.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on July 31, 2019.

Portfolio Valuation: The net asset value per share of the Fund is determined daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Annual Report | July 31, 2019	19

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

The following is a summary of the inputs used to value the Fund’s investments as of July 31, 2019:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds - Common Shares	$89,879,083	$–	$–	$89,879,083
Business Development Companies - Common Shares	6,754,372	–	–	6,754,372
Business Development Company Notes - Preferred Shares	5,766,994	–	–	5,766,994
Special Purpose Acquisition Companies - Common Shares	16,634,549	–	–	16,634,549
Rights	86,259	–	–	86,259
Warrants	314,922	–	–	314,922
Short-Term Investments	5,040,752	–	–	5,040,752
Total	$124,476,931	$–	$–	$124,476,931
Other Financial Instruments Liabilities:
Securities Sold Short Exchange Traded Funds - Common Shares	$(13,636,727)	$–	$–	$(13,636,727)
Total	$(13,636,727)	$–	$–	$(13,636,727)

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3, during the year.

Short Sale Risks: The Fund and the Underlying Funds may engage in short sales. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. To establish a short position, a fund must first borrow the security from a broker or other institution. The fund may not always be able to borrow a security at a particular time or at an acceptable price. Accordingly, there is a risk that a fund may be unable to implement its investment strategy due to the lack of available securities or for other reasons. After selling a borrowed security, a fund is obligated to “cover” the short sale by purchasing and returning the security to the lender at a later date. The Fund and the Underlying Funds cannot guarantee that the security will be available at an acceptable price. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce a fund’s return.

Annual Report | July 31, 2019	21

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

Special Purpose Acquisition Company Risk: The Fund may invest in SPACs. SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash. SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition. Certain SPACs may seek acquisitions only in limited industries or regions. If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale.

Private Debt Risk: The Fund may invest in notes issued by private funds (“private debt”). Private debt often may be illiquid and is typically not listed on an exchange and traded less actively than similar securities issued by public funds. For certain private debt, trading may only be possible through the assistance of the broker who originally brought the security to the market and has a relationship with the issuer. Due to the limited trading market, independent pricing services may be unable to provide a price for private debt, and as such the fair value of the securities may be determined in good faith under procedures approved by the Board, which typically will include the use of one or more independent broker quotes.

Rights and Warrants Risks: Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks.

During the year ended July 31, 2019, the Fund invested in rights and warrants, which are disclosed in the Statement of Investments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of July 31, 2019:

	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts (Rights)	Investments, at value	$86,259
Equity Contracts (Warrants)	Investments, at value	314,922
		$401,181

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

The effect of derivative instruments on the Statement of Operations for the year ended July 31, 2019:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Contracts (Rights)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	$110	$(73,220)
Equity Contracts (Warrants)	Net realized gain/(loss) on investments/ Net change in unrealized appreciation/depreciation on investments	10,554	(94,980)
Total		$10,664	$(168,200)

The Fund’s average value of rights and warrants held for the year ended July 31, 2019 were $113,470 and $370,860 respectively.

Other: The Fund holds certain investments which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the underlying investments’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or long-term capital gains are recorded as a reduction of the cost of investments or as a realized gain, respectively.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“AAI”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, AAI receives an annual investment advisory fee of 1.00% based on the Fund’s average daily Managed Assets (as defined below). Pursuant to an Investment Sub-Advisory Agreement, AAI has retained RiverNorth Capital Management, LLC (“RiverNorth” or the “Sub-Adviser”) as the Fund’s sub-adviser and AAI pays RiverNorth an annual fee of 0.85% based on the Fund’s average daily Managed Assets.

ALPS Fund Services, Inc. (‘‘AFS’’), an affiliate of AAI, serves as administrator to the Fund. Under an Administration, Bookkeeping and Pricing Services Agreement, AFS is responsible for calculating the net asset values, providing additional fund accounting and tax services, and providing fund administration and compliance-related services to the Fund. AFS is entitled to receive a monthly fee, accrued daily based on the Fund’s average Managed Assets, as defined below, plus a fixed fee for completion of certain regulatory filings and reimbursement for certain out-of-pocket expenses.

Annual Report | July 31, 2019	23

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

DST Systems, Inc. (‘‘DST’’), the parent company of AAI and AFS, serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund. DST is entitled to receive an annual minimum fee of $22,500 plus out-of-pocket expenses. DST is a wholly-owned subsidiary of SS&C Technologies Holdings, Inc. (“SS&C”), a publicly traded company listed on the NASDAQ Global Select Market.

The Fund pays no salaries or compensation to its officers or to interested Directors employed by the Sub-Adviser. For their services, the four independent Directors of the Fund receive an annual retainer in the amount of $17,000, an additional $2,000 for attending each meeting of the Board and $1,000 for attending a special meeting of the Board. In addition, the Independent Chairman receives an additional $10,000 annually. The independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board.

Certain officers of the Fund are also employees of AAI and AFS. A Director is an officer of RiverNorth.

Managed Assets: For these purposes, the term Managed Assets is defined as the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding), calculated as of 4:00 p.m. Eastern time on such day or as of such other time or times as the Board may determine in accordance with the provisions of applicable law and of the declaration and bylaws of the Fund and with resolutions of the Board as from time to time in force.

4.	LEVERAGE

The Fund may use leverage for investment purposes, which may include the use of borrowings, the issuance of preferred stock, and/or the use of derivatives or other transactions that may provide leverage (such as the investment of proceeds received from selling securities short). The Fund may utilize leverage in an aggregate amount of up to 15% of the Fund’s Managed Assets immediately after such borrowings or issuance. However, the Fund is not required to decrease its use of leverage if leverage exceeds 15%, but is less than 20% of the Fund’s Managed Assets due solely to changes in market conditions. Based on market conditions at the time, the Fund may use such leverage in amounts that represent less than 15% of the Fund’s Managed Assets. The Sub-Adviser will assess whether or not to engage in leverage based on its assessment of conditions in the debt and credit markets. Leverage, if used, may take the form of a borrowing or the issuance of preferred stock, although the Fund currently anticipates that leverage will primarily be obtained through the use of bank borrowings or other similar term loans.

The provisions of the 1940 Act further provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue preferred shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage). Notwithstanding each of the limits discussed above, the Fund may enter into derivatives or other transactions (e.g., total return swaps) that may provide leverage (other than through borrowings or the issuance of preferred stock), but which are not subject to the above foregoing limitations, if the Fund earmarks or segregates liquid assets (or enters into offsetting positions) in accordance with applicable SEC regulations and interpretations to cover its obligations under those transactions and instruments. However, these transactions will entail additional expenses (e.g., transaction costs) which will be borne by the Fund.

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

If the net rate of return on the Fund’s investments purchased with the leverage proceeds exceeds the interest or dividend rate payable on the leverage, such excess earnings will be available to pay higher dividends to the Fund’s stockholders. If the net rate of return on the Fund’s investments purchased with leverage proceeds does not exceed the costs of leverage, the return to stockholders will be less than if leverage had not been used. The use of leverage magnifies gains and losses to stockholders. Since the stockholders pay all expenses related to the issuance of debt or use of leverage, any use of leverage would create a greater risk of loss for stockholders than if leverage is not used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund has entered into a $15,000,000 secured committed line of credit agreement with State Street Bank and Trust Company (“SSB”), which by its terms expires on November 27, 2019, subject to the restrictions and terms of the credit agreement. As of July 31, 2019, the Fund did not draw down on the SSB line of credit. For borrowing under this credit agreement, the Fund will be charged either an interest rate of:

(1)	1.00% (per annum) plus the One-Month LIBOR (London Interbank Offered Rate) or
(2)	as of any day, the higher of (a) 1.05% (per annum) plus the daily Federal Funds Rate as in effect on that day, or (b) 1.05% (per annum) plus the One-Month LIBOR as in effect on that day.

For borrowing under this credit agreement, the commitment fee on the daily unused loan balance of the line of credit accrues; (a) at all other times, as of any date upon which the loan balance equals or exceeds 75% of the commitment amount, 0.15% and as of any other date, 0.25%. Effective November 28, 2018, the Fund renewed the credit agreement and the commitment fee on the daily unused loan balance of the line of credit accrues at a rate of 0.25%. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The average annualized interest rate charged and the average outstanding loan payable for the year ended July 31, 2019, was as follows:

Average Interest Rate	3.51%
Average Outstanding Loan Payable	$3,473,973

5.	DISTRIBUTIONS

The Board approved an amended distribution policy, effective January 1, 2019, under which the Fund intends to make regular monthly distributions to stockholders at a constant and fixed (but not guaranteed) rate that is reset annually to a rate equal to a percentage of the average of the Fund’s NAV per share (the “Distribution Amount”), as reported for the final five trading days of the preceding calendar year (the “Distribution Rate Calculation”). The Distribution Amount is set by the Board and may be adjusted from time to time. The Fund’s intention is that monthly distributions paid to stockholders throughout a calendar year will be at least equal to the Distribution Amount (plus any additional amounts that may be required to be included in a distribution for federal or excise tax purposes) and that, on the close of the calendar year, the Distribution Amount applicable to the following calendar year will be reset based upon the new results of the Distribution Rate Calculation. From August 1, 2018 until January 1, 2019, the Fund’s policy was to make regular monthly cash distributions of its net investment income to common stockholders at a level based on the projected performance of the Fund, which rate continues at a fixed dollar amount that could be adjusted from time to time.

Annual Report | July 31, 2019	25

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

Dividends and distributions may be payable in cash or shares of common stock, with stockholders having the option to receive additional common stock in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to common stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets. The Fund’s ability to maintain a stable level of distributions to stockholders will depend on a number of factors, including the stability of income received from its investments and the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Fund’s common stock could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential federal excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

6.	CAPITAL TRANSACTIONS

The Fund’s authorized capital stock consists of 37,500,000 shares of common stock, $0.0001 par value per share, all of which is initially classified as common shares. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders in each year.

Under the Fund’s Charter, the Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. Also, the Fund’s Board, with the approval of a majority of the entire Board, but without any action by the stockholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

The Fund issued 3,755,155 common shares in its initial public offering on December 24, 2015. These common shares were issued at $20.00 per share before the underwriting discount of $0.60 per share. Offering costs of $150,206 (representing $0.04 per common share) were offset against proceeds of the offerings and have been charged to paid-in capital of the common shares. AAI and RiverNorth agreed to pay those offering costs of the Fund (other than the sales load) that exceeded $0.04 per common share.

During the period ended July 31, 2018 and the year ended July 31, 2019, the Board approved rights offerings to participating shareholders of record who were allowed to subscribe for new common shares of the Fund. Record date shareholders received one right for each common share held on the respective record dates. For every three rights held, a holder of the rights was entitled to buy one new common share of the Fund. Record date shareholders who fully exercised all rights initially issued to them in the primary subscription were entitled to buy those common shares that were not purchased by other record date shareholders. The Fund issued new shares of common stock at a subscription price that represents 95% of the market price per share, based on the average of the last reported sales price on the NYSE for the five trading days preceding the respective rights’ expiration date, for the October 12, 2017 rights offering. The Fund issued new shares of common stock at 95% of NAV per share for the October 4, 2018 rights offering. Offering costs were charged to paid-in-capital upon the exercise of the rights.

26	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

The shares of common stock issued, subscription price, and offering costs for the rights offerings were as follows:

Record Date	Expiration Date	Shares of common stock issued	Subscription price	Offering costs
October 12, 2017	November 9, 2017	1,564,710	$19.54	$214,591
October 4, 2018	November 1, 2018	1,790,000	$16.93	$143,537

On August 31, 2018, the Fund entered into a sales agreement with Jones Trading Institutional Services LLC (“Jones”), under which the Fund may from time to time offer and sell up to 3,300,000 of the Fund’s common stock in an "at-the-market" offering. During the year ended July 31, 2019, 30,311 shares of common stock were sold under this agreement for $586,019 (net of commissions to Jones of $7,424).

Offering costs incurred through July 31, 2019 as a result of the Fund's shelf registration statement initially effective with the SEC on July 26, 2018 are approximately $369,163. The Fund's 2018 rights offering and the at-the-market offering were made under this shelf registration statement. Management estimates an additional $275,406 of costs expected to be incurred resulting in total offering costs of approximately $644,569. The Statement of Assets and Liabilities reflects the current offering costs of $213,586 as deferred offering costs. These offering costs, as well as offering costs incurred subsequent to July 31, 2019, will be charged to paid-in-capital upon the issuance of shares.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Automatic Dividend Reinvestment Plan, as defined within the Fund’s organizational documents. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

7.	PORTFOLIO INFORMATION

Purchases and Sales of Securities: For the year ended July 31, 2019, the cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. government obligations, were $111,872,793, and $84,310,844, respectively.

Investment Transactions in U.S. Government Obligations for the year ended July 31, 2019 included proceeds from sales of securities of $5,308,954.

Annual Report | July 31, 2019	27

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

8.	TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended July 31, 2019, the period ended July 31, 2018 and the year ended October 31, 2017 was as follows:

	For the Year Ended July 31, 2019	For the Period Ended July 31, 2018	For the Year Ended October 31, 2017
Ordinary Income	$6,436,751	$5,015,176	$7,094,912
Tax-Exempt Income	37,551	38,747	2,405
Long-Term Capital Gain	435,887	4,576,976	–
Return of Capital	7,993,528	426,607	–
Total	$14,903,717	$10,057,506	$7,097,317

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended July 31, 2019, certain differences were reclassified.

The reclassifications were as follows:

Paid-in capital	Total distributable earnings/(accumulated deficit)
$18,814	$(18,814)

These differences are primarily attributed to investments in real estate investment trusts.

Tax Basis of Distributable Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under GAAP.

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Loss	(645,175)
Unrealized Appreciation	$74,545
Cumulative Effect of Other Timing Differences	(35,946)
Total	$(606,576)

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RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of July 31, 2019, was as follows:

Cost of investments for income tax purposes	$124,320,223
Gross appreciation on investments (excess of value over tax cost)(a)	4,169,654
Gross depreciation on investments (excess of tax cost over value)(a)	(4,095,109)
Net unrealized appreciation on investments	$74,545

(a)	Includes appreciation/(depreciation) on securities sold short.

The differences between book-basis and tax-basis are primarily due to wash sales, investments in passive foreign investment companies, and the tax treatment of certain other investments.

Capital Losses: The Fund has elected to defer to the year ending July 30, 2020, capital losses recognized during the period November 1, 2018, to July 31, 2019, in the amount of $645,175.

Federal Income Tax Status: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income and realized gain, not offset by capital loss carryforwards, if any, to its shareholders. No provision for federal income taxes has been made.

As of and during the year ended July 31, 2019, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Fund’s financial statements. During the year, the Fund did not incur any interest or penalties. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return.

9.	RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – changes to the Disclosure Requirements for Fair Value Measurements, which amended guidance on the disclosure requirements for fair value measurement. The update to Topic 820 includes added, eliminated, and modified disclosure requirements for investments measured at fair value. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The impact of the amended guidance on the Fund was the removal of the requirements to disclose (a) amounts of and reasons for transfers between Level 1 and 2 fair value measurements, (b) the valuation process for Level 3 fair value measurements, and (c) the policy for timing of transfers between levels. Management has evaluated the impact of this ASU and has adopted eliminated and modified disclosures.

Annual Report | July 31, 2019	29

RiverNorth Opportunities Fund, Inc.	Notes to Financial Statements

July 31, 2019

10.	SUBSEQUENT EVENTS

Distributions

Subsequent to July 31, 2019, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Rate (per share)
August 14, 2019	August 15, 2019	August 30, 2019	$0.170
September 16, 2019	September 17, 2019	September 30, 2019	$0.170

On September 20, 2019, the Fund announced a rights offering whereby stockholders of record on September 30, 2019 will receive one transferable right for each share owned on that date. Rights holders may subscribe to purchase one new share for every three rights held.

30	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Report of Independent Registered Public Accounting Firm

July 31, 2019

To the Shareholders and Board of Directors of

RiverNorth Opportunities Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of RiverNorth Opportunities Fund, Inc. (the “Fund”) as of July 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the three periods in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the three periods in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

September 25, 2019

Annual Report | July 31, 2019	31

RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

July 31, 2019 (Unaudited)

RiverNorth Opportunities Fund, Inc. (the “Fund”) has a dividend reinvestment plan commonly referred to as an “opt-out” plan. Unless the registered owner of the Fund’s shares of common stock (the “Common Shares”) elects to receive cash by contacting (the "Plan Administrator"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares.

Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange (“NYSE”) or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the Fund’s net asset value per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Common Shares are trading at a discount), the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date.

32	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Dividend Reinvestment Plan

July 31, 2019 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Common Shares who hold their Common Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator at Mail Stop: RiverNorth Opp, 430 West 7th Street, Kansas City, MO 64105-1407.

Annual Report | July 31, 2019	33

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2019 (Unaudited)

INDEPENDENT DIRECTORS

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John K. Carter (1961)	Director	Current term expires in 2020. Has served since 2013.	Partner, Law Office of Carter Reymann Law, P.A. (a general practice and corporate law firm) (2018 to present); Law Office of John K. Carter, P.A. (a general practice and corporate law firm) (2015 to 2018); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Business Unit Head, Transamerica Asset Management (2006 to 2012).	8	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); Carillon Mutual Funds (12 funds) (2016 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2013 to present).
J. Wayne Hutchens (1944)	Director	Current term expires in 2020. Has served since 2013.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	3	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); ALPS Series Trust (12 funds) (2012 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present).

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RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2019 (Unaudited)

INDEPENDENT DIRECTORS

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
John S. Oakes (1943)	Chairman and Director	Current term expires in 2021. Has served since 2013.	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017); Regional Vice President, Securities America (a broker-dealer) (2007 to 2013).	8	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2010 to present).
David M. Swanson (1957)	Director	Current term expires in 2019. Has served since 2013.	Founder & Managing Partner of SwanDog Strategic Marketing since 2006, Executive Vice President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	17	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2018 to present); RiverNorth Funds (3 funds) (2018 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); Managed Portfolio Series (38 funds) (2011 to present); ALPS Variable Investment Trust (9 funds) (2006 to present).

Annual Report | July 31, 2019	35

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2019 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Patrick W. Galley(5) (1975)	Director	Current term expires in 2019. Has served since 2013.	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).	8	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (1 fund) (2018 to present); RiverNorth Marketplace Lending Corporation (1 fund) (2016 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 fund) (2016 to present); RiverNorth Funds (3 funds) (2006 to present).
Jerry R. Raio (1964)(6)	Director	Current term expires in 2021. Has served since 2019.	Head of Capital Markets, ClickIPO (Since 2018); President, Arbor Lane Advisors, Inc. (Since 2018); Managing Director, Head of Retail Origination, Wells Fargo Securities, LLC (2005 to 2018).	5	RiverNorth Managed Duration Municipal Income Fund Inc. (1 fund) (2019 to present); RiverNorth Marketplace Lending Corporation (2018 to present); RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (2018 to present); RiverNorth Opportunistic Municipal Income Fund, Inc. (2018 to present).

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RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2019 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Kathryn A. Burns (1976)	President	Has served since 2019 as President.	Ms. Burns served as the Fund’s Treasurer from September 2018 until June 2019. She also serves as Vice President, Director of Fund Operations of ALPS Advisors, Inc. since 2018. From 2013 to 2018, she served as a Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (“CCO”) (2010 to 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 to 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS ETF Trust and Boulder Growth & Income Fund and President of ALPS Variable Investment Trust and Principal Real Estate Income Fund.	N/A	N/A
Jill A. Kerschen (1975)	Treasurer	Has served since 2019.	Ms. Kerschen joined ALPS in July 2013 and is currently Vice President and Fund Controller at ALPS. Ms. Kerschen also serves as Treasurer of Reaves Utility Income Fund, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, ALPS Variable Investment Trust, and Principal Real Estate Income Fund.	N/A	N/A

Annual Report | July 31, 2019	37

RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2019 (Unaudited)

INTERESTED DIRECTORS(7) AND OFFICERS(4)

Name and Year of Birth	Position(s) Held with Registrant	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships(3) Held by the Director During the Past 5 Years
Christopher A. Moore (1984)	Secretary	Has served since 2017.	Mr. Moore has been Vice President and Senior Counsel of ALPS since 2016. Mr. Moore served as an associate at Thompson Hine LLP from 2013-2016 and as Corporate Counsel at DSW, Inc. from 2012-2013. He also served as a certified public accountant for Ernst & Young from 2007-2009 and as an internal auditor for JSJ Inc. in 2007. Mr. Moore serves also as Vice President & Secretary of the Boulder Growth & Income Fund, Secretary of ALPS Series Trust, and Assistant Secretary of the RiverNorth Funds, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, RiverNorth Managed Duration Municipal Income Fund Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.	N/A	N/A
Matthew Sutula (1985)	Interim Chief Compliance Officer	Has served since 2019.	Mr. Sutula joined ALPS in 2012 and is currently interim Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases.	N/A	N/A

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RiverNorth Opportunities Fund, Inc.	Directors and Officers

July 31, 2019 (Unaudited)

(1)	After a Director’s initial term, each Director is expected to serve a three-year term.

(2)	The term “Fund Complex” means two or more registered investment companies that:

(a)	hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

For Mr. Galley, Mr. Carter and Mr. Oakes, the Fund complex consists of the Fund (1 Fund), RiverNorth Marketplace Lending Corporation (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund), and the RiverNorth Funds (3 Funds). For Mr. Swanson, the Fund complex consists of the Fund (1 Fund), RiverNorth Marketplace Lending Corporation (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Fund), RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund), the RiverNorth Funds (3 Funds,) and the ALPS Variable Investment Trust (9 Funds). For Mr. Raio, the Fund complex consists of the Fund (1 Fund), RiverNorth Marketplace Lending Corporation (1 Fund), RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Fund), and RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund). For Mr. Hutchens, the Fund complex consists of the Fund (1 Fund), RiverNorth Opportunistic Municipal Income Fund, Inc. (1 Fund), and RiverNorth Managed Duration Municipal Income Fund, Inc. (1 Fund).

(3)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Director. Only includes public company directorships.

(4)	Officers are elected annually. Each officer will hold such office until a successor has been elected by the Board.

(5)	Mr. Galley is considered to be an “Interested Director” because of his affiliation with the Sub-Adviser.

(6)	Mr. Raio is considered to be an “Interested Director” because of his prior position as Managing Director- Head of Retail Origination at Wells Fargo, which has served as a broker and principal underwriter for other funds advised by the Adviser.

(7)	“Interested Directors” refers to those Directors who constitute “interested persons” of the Fund as defined in the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, upon request by calling (toll-free) 1-855-830-1222.

Annual Report | July 31, 2019	39

RiverNorth Opportunities Fund, Inc.	Additional Information

July 31, 2019 (Unaudited)

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q or N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-Q or N-PORT are available without a charge, upon request, by contacting the Fund at 1-855-830-1222 and on the SEC’s website at http://www.sec.gov.

PROXY VOTING

A description of the Fund’s proxy voting policies and procedures is available (1) without charge, upon request, by calling 1-855-830-1222, (2) on the Fund’s website located at http://www.rivernorthcef.com, or (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

STOCKHOLDER MEETING RESULTS

On September 12, 2019, the Fund held a Meeting of Stockholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of two (2) Directors of the Fund to a three-year term to expire at the Fund’s 2022 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

Election of David M. Swanson as a Director of the Fund to a three-year term to expire at the Fund’s 2022 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	5,320,944.571	96.21%
Withheld	209,838.902	3.79%
Total	5,530,783.473	100.00%

Election of Patrick W. Galley as a Director of the Fund to a three-year term to expire at the Fund’s 2022 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

	Shares Voted	% of Shares Voted
For	5,321,120.963	96.21%
Withheld	209,662.510	3.79%
Total	5,530,783.473	100.00%

40	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Additional Information

July 31, 2019 (Unaudited)

UNAUDITED TAX INFORMATION

The Fund designated the following for federal income tax purposes for the year ended July 31, 2019:

	Foreign Taxes Paid	Foreign Source Income
RiverNorth Opportunities Fund	$21,539	$92,817

Tax-Exempt Percentage
RiverNorth Opportunities Fund	0.90%

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2018, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
RiverNorth Opportunities Fund	4.70%	11.00%

In early 2019, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Fund will notify shareholders in early 2020 of amounts paid to them by the Fund, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, RiverNorth Opportunities Fund designated $435,887 as long-term capital gain dividends.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian and maintains custody of the securities and cash of the Fund.

DST Systems, Inc., located at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Fund’s transfer agent and registrar.

LEGAL COUNSEL

Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd. is the independent registered public accounting firm for the Fund.

Annual Report | July 31, 2019	41

RiverNorth Opportunities Fund, Inc.	Data Privacy Policies and Procedures

FACTS	WHAT DOES RIVERNORTH OPPORTUNITIES FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons RiverNorth Opportunities Fund chooses to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION		DOES RIVERNORTH OPPORTUNITIES INCOME FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don't share
For joint marketing with other financial companies		No	We don't share
For our affiliates’ everyday business purposes – information about your transactions and experiences		No	We don't share
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We don't share
For nonaffiliates to market to you		No	We don't share
QUESTIONS?	Call 1-855-838-9485

42	www.rivernorthcef.com

RiverNorth Opportunities Fund, Inc.	Data Privacy Policies and Procedures

WHO WE ARE
Who is providing this notice?	RiverNorth Opportunities Fund
WHAT WE DO
How does RiverNorth Opportunities Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does RiverNorth Opportunities Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tells us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● RiverNorth Opportunities Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● RiverNorth Opportunities Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● RiverNorth Opportunities Fund does not jointly market.

Annual Report | July 31, 2019	43

RiverNorth Capital Management, LLC	ALPS Advisors, Inc.
325 N. LaSalle Street, Suite 645	1290 Broadway, Suite 1100
Chicago, IL 60654	Denver, CO 80203

Secondary market support provided to the Fund by ALPS Advisors Inc.’s affiliate, ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a Code of Ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not Applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics referenced in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the Code of Ethics referenced in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has as least one audit committee financial expert serving on its Audit Committee. The Board of Directors has designated J. Wayne Hutchens as the Registrant’s “audit committee financial expert.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended July 31, 2018 and July 31, 2019, the aggregate fees billed for professional services rendered by Cohen & Company, Ltd. (“Cohen”) for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $19,000 and $19,000, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended July 31, 2018 and July 31, 2019, the aggregate fees billed for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended July 31, 2018 and July 31, 2019, the aggregate fees billed for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $5,000 and $5,000, respectively. These fees are comprised of fees relating income tax return preparation fees, excise tax return preparation fees and review of dividend distribution calculation fees.

(d)	All Other Fees: For the registrant’s fiscal years ended July 31, 2018 and July 31, 2019, the aggregate fees billed for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item was $3,500 and $24,250, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s Audit Committee or by the Audit Committee’s designee pursuant to the Audit Committee’s Pre-Approval Policies and Procedures.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the fiscal years ended July 31, 2018 and July 31, 2019 were $0 and $0, respectively. For the fiscal years ended July 31, 2018 and July 31, 2019, Cohen did not bill the Registrant for products and services other than the services reported above.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

J. Wayne Hutchens, Chairman

John K. Carter

John S. Oakes

David M. Swanson

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit 13(c), is a copy of the policies and procedures of the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers

As of the date of this report

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Patrick W. Galley, CFA	Director and Portfolio Manager (since inception)	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present); Board of Managers of RiverNorth Capital Management, LLC and RiverNorth Securities, LLC (since 2010) and Board of Directors RiverNorth Holdings, Co. (since 2010).
Stephen O’Neill, CFA	Portfolio Manager (since inception)	Portfolio Manager, RiverNorth Capital Management (since 2007).

Patrick W. Galley, CFA

Mr. Galley is the Fund’s co-portfolio manager. Mr. Galley is the Chief Investment Officer for the Subadviser. Mr. Galley heads the firm’s research and investment team and oversees all portfolio management activities at RiverNorth Capital Management, LLC (the “Subadviser”). Mr. Galley also serves as the President and Chairman of RiverNorth Funds. Prior to joining the Subadviser in 2004, he was most recently a Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group, where he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

Stephen O’Neill, CFA

Mr. O’Neill is the Fund’s other co-portfolio manager. Mr. O’Neill is a Portfolio Manager for the Subadviser. Mr. O’Neill conducts qualitative and quantitative analysis of closed-end funds and their respective asset classes. Prior to joining the Subadviser in 2007, he was most recently an Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in the corporate real estate, asset management, and structured finance industries. Mr. O’Neill graduated magna cum laude from Miami University in Oxford, Ohio with a B.S. in finance and a minor in economics. Mr. O’Neill has received the Chartered Financial Analyst (CFA) designation, is a member of the CFA Institute and is a member of the CFA Society of Chicago.

(a)(2)	As of July 31, 2019, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Patrick W. Galley, CFA	11	$3.5b	4*	$464m	1	$1.1m	1*	$23.2m
Stephen O’Neill, CFA	10	$3.3b	3*	$388m*	1	$1.1m	1*	$23.2m

*	Subject to incentive fee

(a)(3)	Compensation of Portfolio Managers and Material Conflicts of Interest

Mr. Galley’s and Mr. O’Neill’s total compensation which is paid by the Subadviser (and not the Fund) includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by the Subadviser from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Subadviser’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of the Subadviser.

(a)(4)	Dollar Range of Securities Owned as of July 31, 2019.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Patrick W. Galley, CFA	Over $1,000,000
Stephen O’Neill, CFA	$500,001 - $1,000,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable, due to no such purchases occurring during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(c)	The Proxy Voting Policies and Procedures that is subject to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIVERNORTH OPPORTUNITIES FUND, INC.

By:	/s/ Kathryn A. Burns
Kathryn A. Burns
President (Principal Executive Officer)

Date:	October 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kathryn A. Burns
Kathryn A. Burns
President (Principal Executive Officer)

Date:	October 3, 2019

By:	/s/ Jill A. Kerschen
Jill A. Kerschen
Treasurer (Principal Financial Officer)

Date:	October 3, 2019